                                  EXHIBIT 32.1

                           CERTIFICATION OF PRINCIPAL
                          EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with this Annual Report of BMB Munai, Inc., on Form
10-KSB for the year ended March 31, 2006 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), the undersigned, Boris
Cherdabayev, Principal Executive Officer of the Company, certifies, pursuant to
18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of
2002, that:

         (1)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: June 28, 2006                                   /s/ Boris Cherdabayev
                                                     Boris Cherdabayev,
                                                     Principal Executive Officer